Exhibit 99.1 TM Corporate Overview July 2022 Nasdaq: BIOC www.biocept.com 1 | © 2022 Biocept, Inc.

TM Forward-Looking Statements This presentation contains, and any accompanying oral presentation would no doubt contain, forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding Biocept, Inc. and our business. Forward-looking statements include all statements that are not historical facts and generally can be identified by terms such as anticipates, believes, could, estimates, expects, intends, may, plans, potential, predicts, projects, should, will, would, or the negative of those terms and similar expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For details about these risks, please see our SEC filings. All forward-looking statements contained in this presentation speak only as of the date hereof, and except as required by law, we assume no obligation to update these forward-looking statements whether as a result of any new information, future events, changed circumstances or otherwise. 2 | © 2022 Biocept, Inc.

TM Investment Highlights Ø Pioneering proprietary CNSide™ assay using cerebrospinal fluid (CSF) to test for cancer involvement in the central nervous system (CNS); initial U.S. market opportunity of Dedicated to improving $1.2B outcomes for patients with advanced cancer. Ø Expanding CNSide usage among neuro-oncologist KOLs; 23 of 64 NCI-Designated Cancer Centers using CNSide Ø Pursuing CNSide standard of care status to support broader adoption and higher reimbursement by generating clinical data through FORESEE and company-sponsored investigator studies Ø Targeting collaborations with biopharma partners using CNSide assay to support therapeutics clinical trials Ø Serving the community and supporting our cash position with COVID-19 RT-PCR testing 3 | © 2022 Biocept, Inc.

Neuro-Oncology Market Overview 4 | © 2022 Biocept, Inc.

TM Recent Trends in U.S. Deaths Due to Cancer Ø Cancer deaths in aggregate declined >25% from 2000 to 2019 due to improved screening, diagnosis and prevention, lower smoking rates, and improved treatments Ø Deaths due to cancer of the brain and other nervous system (ONS) have unfortunately remained stable Ø Metastasis accounts for 90% of all solid tumor 1 cancer mortality 1. Taftaf, R. et al. Nature Communications 12, 4867 (2021). Source: 5 | © 2022 Biocept, Inc. • American Cancer Society • NCI SEER Statistics

Biocept™
Completing the Answer™

Leptomeningeal Metastases (LM)

- Cancer cells in the subarachnoid space/CSF
- Solid and Hematologic malignancies
- Symptoms:
  - High intracranial pressure and/or spinal cord compression
  - Cranial nerve symptoms
  - Spinal cord and nerve root involvement causing extremity weakness, paresthesia and/or pain.

Frequency of LM by Solid Tumor Type[1-4]	
Breast cancer	12-35%
Lung cancer	10-26%
Melanoma	5 - 25%
Gastrointestinal	4 - 14%
Unknown Primary	1-7%


SKIN
SKULL
Blood vessel
CSF
BRAIN
CSF within brain ventricles
Flow of CSF
Spinal cord
CSF surrounding brain and spinal cord
SKULL
BLOOD VESSEL
Normal exit of CSF into the blood system via arachnoid villus
Leptomeninges
CSF
BRAIN
SKULL
BLOOD VESSEL
Cancer cells (LM) blocking exit
CSF
BRAIN

The **most common** cancers that develop LM are breast cancer, lung cancer, melanoma, and GI malignancies.

However, **any malignancy** may seed the leptomeningeal space.

6 | © 2022 Biocept, Inc.

1. J Neurooncol. 1990;9(3):225.
2. Neurol Clin. 2003;21(1):25.
3. Neurology. 2010;74(18):1449.
4. Posner JB. Neurologic complications of cancer, F.A. Davis, Phil. 1995.

TM LM Overall Solid Tumor Incidence 3-8% of solid tumor patients will be diagnosed with LM during the course 1-3 of their illness On average, leptomeningeal metastasis is detected 3.5X 20% of cancer patients 4-8 demonstrated LM at autopsy more frequently at autopsy than it is diagnosed clinically 40% of patients positive at autopsy had negative CSF cytology prior 4,5 to death 1. Jayson GC. Cancer 1994; 74:3135-41. 3. Smith DB. Eur J Surg Oncol 1985; 11:36-6. 5. Ongerboer de Visser BW. Neurology 1983; 33:1565-72. 7. Shapiro WR. Cancer Treat Rep. 1977;61(4):733. 7 | © 2022 Biocept, Inc. 2. Lee JL. J Neurooncol 2004; 66:167-74 4. Weitzner MA. Cancer 1995; 76:1804-8. 6. Posner JB. Neurologic complications of cancer, F.A. Davis, Phil. 1995. 8. Posner JB. Adv Neurol. 1978;19:579.

Biocept™
Completing the Answer™

LM Unmet Clinical Needs

- **Underdiagnosed**[5-8]
  - MRI: low positive predictive value
  - Cytology: low overall sensitivity




	MRI Imaging[5]	CSF Cytology[6,7,8]
Sensitivity	75%	50%
Specificity	77%	95%

- **Undertreated**[1,2,3,4,9]
  - Average survival w/o therapy: 4-6 weeks
  - Average survival w/ therapy: 2-4 months
  - Average survival w/ targeted therapy: 11-19 months

Breast[9]


100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
Overall Survival
0
6
12
18
24
Months
IT Herceptin
IT Chemotherapy
Whole Brain Radiation
p=0.01

NSCLC[3]


1.0
0.8
0.6
0.4
0.2
OS (probability)
Median OS, 11.0 months
(95% CI, 8.0 to 18.0 months)
0 3 6 9 12 15 18 21 24 27 30
Time (months)
No. at risk: 41 34 31 23 15 12 8 5 1 1 0

8 | © 2022 Biocept, Inc.

1. Batool A. Leptomeningeal Carcinomatosis. StatPearls; 2022
2. J Neurooncol. 2013 Sep;114(2):229-35.
3. J Thorac Oncol. 2012 Feb;7(2):382-5.
4. Ann Oncol. 2020 Oct;31(10):1397-1404.
5. Int J Cancer. 2015 Jan 1;136(1):162-71.
6. Arq Neuropsiquiatr. 2013 Sep;71(9B):677-80.
7. Semin Oncol. 2009 Aug;36(4 Suppl 2):S35-45.
8. Neurology. 1979 Oct;29(10):1369-75.
9. Breast Cancer Res Treat. 2019 Jun;175(3):781-788.

TM 2022 Independent Market Research – U.S. For LM: For PBM: Diagnosis and Diagnosis and Therapy Selection Therapy Selection CNSide TAM Literature Market Total Segment: Total Segment: $160M $287M (# of patients/year) Sources Research Diagnosis TAM parenchymal brain metastases 112,000 101,800 For PBM: For LM: Therapy Response, Therapy Response, (rule out LM) Disease Monitoring Disease Monitoring Treatment/Monitoring TAM Total Segment: Total Segment: 59,400 54,000 parenchymal brain metastases $255M $457M Diagnosis TAM 41,100 56,700 LM Treatment/Monitoring TAM Aggregate TAM for Diagnosis, Profiling, 21,800 30,100 and Monitoring in LM and PBM: LM TOTAL 234,300 242,600 Total Market: $1.2B 9 | © 2022 Biocept, Inc.

CNSide Assay Technology, Attributes, and Data 10 | © 2022 Biocept, Inc.

TM First commercially available real time method to measure biomarker status of CNS Ø Intended to determine the presence, quantity, and characterization of malignant cells in CSF Ø Currently performed primarily for suspicion of or diagnosis for LM * CLIA-Validated Test for Metastatic Carcinomas ü Sensitivity: 92% ü Specificity: 100% * 1 (N=79 Clinical CSF Samples ) 11 | © 2022 Biocept, Inc. 1 . VAL-AID-0038-S Validation Summary for Solid Tumor Cell (TC) Platform Assays for CNSide.

TM CNSide Identifies Biomarkers & Drug Targets in CSF Ø Tumor cells circulating in blood (CTCs) can infiltrate the CSF (a cul-de-sac) forming the basis for CNS metastasis Ø ctDNA and ctRNA derived from tumors can be shed into blood or CSF as cells die, but they do not confirm metastasis Ø Biocept analyzes tumor cells and cell-free DNA in CSF for diagnosis, biomarker status, and monitoring Central Nervous System(CNS) CSF Flow Cerebrospinal Fluid (CSF) 12 | © 2022 Biocept, Inc. Credit: H. McDonald/Science Translational Medicine.

TM CNSide Addresses Several Unmet Clinical Needs Is there TARGET Is there TUMOR Detection of LM can be improved using cell capture technology Therapeutic target selection can be informed by multiplexing cellular and molecular assays on single samples Is there TREND Quantifying results for longitudinal observations allows for disease monitoring 13 | © 2022 Biocept, Inc.

TM Biocept CNSide Proprietary Technology and Workflow* Patented Microfluidic Patented Antibody Cocktail Immunocytochemistry Tumor Cell Isolation Channel and FISH Tumor Cell Detection CTC Workflow MET FISH EGFR, KRAS, BRAF qPCR Actionable NGS Cell-free Sensitivity Enhancing Switch Mutation lung and breast DNA isolation Blocker™ Technology Detection cfDNA panels in CSF Detection Workflow 14 | © 2022 Biocept, Inc. * The Patented CEE-Sure™ sample collection tube can be used for either workflow

Biocept™
Completing the Answer™

Biocept IP Portfolio – 42 Patents Issued Worldwide

Family 1 MicroChannel for CTC Capture ▸ Recovery of Rare Cells using Microchannel ▸ Device for Cell Separation & Analysis	Issued in US (3), China (3), EU PTO, Hong Kong (3), Japan, S. Korea, Canada	Expire **2025-2027**
Family 2 CTC Capture With Antibody Cocktail ▸ Subfamily 1 – Devices & Methods of Cell Capture Analysis ▸ Subfamily 2 – Method and Reagents for Signal Amplification	Sub 1) Issued in US (3), Australia (2), Canada, China, EU PTO (2), Hong Kong, Japan (4) Sub 2) Issued in US, Canada, China, EU PTO, Hong Kong, Japan	Expire **2030-2031**
Family 3 Collection Tube ▸ Use of DU for Anti-Clumping of Biological Sample	1) Issued in US	Expire **2031**
Family 4 – *In licensed from Aegea* Switch-Blockers for use in real time PCR on CSF samples ▸ Methods for Detecting Nucleic Acid Sequence Variants	1) Issued in US, Australia, EU PTO, Brazil, China, Hong Kong, Japan , S. Korea	Expire **2032**

15 | © 2022 Biocept, Inc.

TM CNSide Publications, Posters, and Abstracts Eight Published CNSide Documents to Date 16 | © 2022 Biocept, Inc.

TM AAN April 2022: Longitudinal Use in Multiple Tumor Types & Longitudinal Genetic Heterogeneity of HER2 Status 17 | © 2022 Biocept, Inc.

TM 1 Case Study Demonstrating CNSide™ Utility 40-year-old Female • Breast Cancer Primary Tumor • Diagnosed with LM OFF TREATMENT ON TREATMENT Cells Cells Downtrend Uptrend 18 | © 2022 Biocept, Inc. 1 Sharma Et Al. Poster Presented at the Annual meeting for the American Association of Neurology (2022)

Biocept™
Completing the Answer™

Promising Early Commercial Adoption of CNSide


CNSide Order Trend
CNSide Commercial Orders
350
300
250
200
150
100
50
0
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
2Q'21
3Q'21
4Q'21
1Q'22


Unique Ordering Physicians
Unique Physicians
70
60
50
40
30
20
10
0
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
2Q'21
3Q'21
4Q'21
1Q'22


Unique Ordering Clients
Unique Clients
50
45
40
35
30
25
20
15
10
5
0
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
2Q'21
3Q'21
4Q'21
1Q'22

19 | © 2022 Biocept, Inc.

FORESEE Clinical Trial A Prospective, Multi-Institution Study Led by Northwestern University 20 | © 2022 Biocept, Inc.

TM Biocept’s Clinical Trial - FORESEE Study (NCT#: NCT05414123) Objectives: Ø To determine the impact of CNSide in managing Leptomeningeal Metastasis in patients with Breast or Non-Small Cell Lung Cancer Ø Assess correlation of CSF Tumor cells with clinical response Ø Evaluate CNSide in helping to determine course of treatment Our Goal… Ø Study design: Clinical adoption to become standard of care Phase 1 Phase 2 ü Feasibility Studyü Validation Study ü Approximately ü Approximately 16-20 subjects 30-50 subjects 21 | © 2022 Biocept, Inc.

TM FORESEE Trial Schema Ø CNSide, imaging, CSF cytology and clinical results collected at baseline and 3 consecutive time points Ø Tumor cell detection by CNSide will be correlated with response to treatment Ø Impact of CNSide on treatment decision making will be assessed via physician questionnaire st rd nd 1 time 3 time 2 time 12 12 12 Baseline point point point Weeks Weeks Weeks Imaging Cytology Clinical Exam Data Collected @ Each Time Point 22 | © 2022 Biocept, Inc.

The Opportunity Building shareholder value with CNSide 23 | © 2022 Biocept, Inc.

TM CNSide Commercial Strategy Expand CNSide Usage Among Thought-Leaders 1 Ø Generate further engagement, experience, and advocacy for CNSide with this small core of experts and leaders Develop the Market 2 Target Market Ø Expand adoption through publication of FORESEE and company-sponsored investigator clinical utility results, KOL ► Neuro-oncologists and thought presentations, and exceptional customer experience leaders for early adoption (<1,000) Ø Expand to additional neurological indications ► Medical Oncologists (>12,000) Gain high-value reimbursement of >$4,000 per assay 3 Commercial Focus on Product Ø Near-term expansion of high-value biomarker coverage Development, Expanded Clinical Ø Transition to global coding and payment at proprietary pricing as clinical utility evidence develops Use, and Price Enhancement Inclusion in NCCN Guidelines for LM 4 Ø Support repeat testing for therapy response monitoring Ø Expand adoption to medical oncologists 24 | © 2022 Biocept, Inc.

TM 2022 Quantitative Market Research Key Survey Findings from 150 Medical Oncologists A majority are highly likely to use CNSide for diagnosis and therapy choice and more than half are highly likely to use CNSide for monitoring LM and parenchymal brain metastases Diagnosis & Therapy Choice Disease Monitoring % Highly Likely to Use CNSide % Highly Likely to Use CNSide 70% 62% 55% Average of 3 Times Leptomeningeal Mets Parenchymal Mets 25 | © 2022 Biocept, Inc.

Biocept™ Completing the Answer™

Biocept in the CSF Liquid Biopsy Market

1 Leptomeningeal Metastasis

Establish CSF beachhead in area with critical unmet needs

- Significantly advance patient care and management
- >200,000 with CNS involvement[1]

2 PBM & Gliomas

Expand to other neuro-oncology indications

- Parenchymal brain metastases
- Primary brain tumors

3 Brain Metastases Screening

Enable earlier detection

- Emerging evidence of which high-risk primary solid tumors are associated with metastases
- Establish clinical evidence of utility

4 Other neurological diseases

CSF analysis as a window into other CNS disease processes[2]

- Especially where cellular process are involved
- Potential for neurodegenerative disease


4 POTENTIAL
3 FUTURE
2 EMERGING
1 TODAY

1. https://www.cancernetwork.com/view/management-brain-metastases
   https://www.cancer.gov/about-cancer/understanding/statistics
2. Busse et al, *Brain Behav Immun Health*; V.14;2021 Jul

26 | © 2022 Biocept, Inc.

Biocept™
Completing the Answer™

CNSide Biopharma Services – The Market Opportunity for CNS Metastases

CNS Metastases Studies Initiated from 2003-2022*


300
250
200
150
100
50
0
Number of Trials
10
90
12
156
21
214
48
275
2003-2007
2008-2012
2013-2017
2018-2022
Years Initiated
LM Studies
PBM Studies

* Information obtained from http://www.clinicaltrials.gov

Key Catalysts for Growth

- Incidence of brain metastases is rising as result of increased survival and improved prognosis (~30% of patients) → Data from autopsy cohorts suggest incidence much higher[1]
- Biopharma is investing heavily in CNS metastases therapeutic development – 100 programs initiated in past 5 years
- LM-focused studies have more than tripled in the past 15 years
- Advancements in local and systemic therapies have improved median survival following initial CNS metastasis treatment[2,3]
- Cancer Moonshot Initiative & ASCO recommendations[4]: FDA is working with sponsors to improve eligibility criteria of CNS metastases
  - Urges metastatic patient inclusion in early-phase studies
  - Recommends inclusion of LM in early-phase trials of drugs with anticipated CNS activity
- Most CNS metastasis studies are in early phases → gives Biocept the opportunity to incorporate CNSide in protocol
- Parenchymal CNS metastases comprise the largest segment – Biocept IST trials will establish performance of CNSide in these populations and document new intended uses

27 | © 2022 Biocept, Inc.

1. Nat Rev Clin Oncol. 2020 May; 17(5):279-299
2. J Clin Oncol. 2020 Aug; 38(32): 3773-3784.
3. N Engl J Med 2018 Aug; 379: 722-730
4. J Clin Oncol. 2017 Nov 20;35(33): 3760-3773

Biopharma Neuro-Oncology Services Pipeline

Biocept™
Completing the Answer™


51
Total Opportunities
26
Leads
21
Prospects
3
Proposal or SOW Stage
1
Contracting Stage / Closed

Opportunity	Stage	Description
World Leading Cancer Inst. Breast Research Group	New Prospect!!	• >4 pharma funded IST for ADCs (antibody-drug conjugates) in BrCa
Top Tier Biopharma	New Prospect!!	• Several trans. research projects for their LM pipeline
Top Tier Biopharma	New Prospect!!	• ADCs in LM
Major Cancer Research Network BC-IPBM Study	SOW submitted	• Biopharam Funded IIS • ~$1M contract, CSF + blood
Emerging Biopharma cMet Glioma Study	SOW Submitted	• Phase 1.b 50 patients • CSF: Custom Biomarker Capture + NGS
Emerging Biopharma NTRK LC-IPBM Study	Proposal Stage	• Phase 1.b – 50 patients
Plus Therapeutics 186RNL LM Study	Contract Closed 1st Patient Enrolled	• Phase 1 & 2 – 182 patients • CSF TC Enum @ 6 time pts • Est. $1.6+ million for both phases

28 | © 2022 Biocept, Inc.

TM Leveraging Expertise to Provide COVID-19 RT-PCR Testing >920,000+ COVID-19 samples received for SARS-CoV-2 testing since launch in June 2020 Ø Diverse base of business in clinics, skilled nursing and colleges leads to repeat testing per client Ø Fast turnaround times with vast majority of results reported in <48 hours Ø Performed with RT-PCR EUA molecular diagnostic platform Ø Testing performed in high-complexity, CLIA-certified and BSL-2 safety level lab by licensed molecular lab staff trained to perform COVID-19 testing Agreement with California Community Colleges Ø Providing access to testing as students return to in-person classes Ø Collaboration to provide a system for tracking and managing COVID-19 testing requirements and test results 29 | © 2022 Biocept, Inc.

TM COVID-19 Volume Drives Revenue Growth, Reducing Cash Burn Cumulative Samples Received 920,000+ Total Samples Received Medicare Reimbursement June 2020 – May 31, 2022 Ø $100 per test Lab Capacity to Meet Demand Ø COVID-19 volume drove increased capacity Ø Automation and investment in additional molecular technologies to meet demand Ø Ability to ramp to >10,000 tests per day Supports Investment in Core Neuro-Oncology Business 30 | © 2022 Biocept, Inc.

The Team 31 | © 2022 Biocept, Inc.

Biocept™
Completing the Answer™

Leadership Team

Sam Riccitelli Chair, Interim President & CEO	• Seasoned executive with 35+ years medical device & diagnostics experience • Serial oncology diagnostics entrepreneur • Former COO at Genoptix, Inc.
Antonino Morales, CPA Director, Interim CFO	• Broad leadership experience in the US and Latin America with Fortune 100 and early-stage start-up companies • Senior executive/consulting roles with Citibank, Bank of America, Arthur Andersen, McDonald's, and Mazda • University of Southern California; Licensed California CPA
Philippe Marchand, PhD COO	• 20+ years experience in oncology diagnostics and biopharma industries • Proven operations and technology track record as an executive • Extensive experience in rare cell isolation and analysis technologies
Michael Dugan, MD CMO and Medical Director	• Board certified Pathologist • Univ of AZ, Yale, UCLA • Numerous publications, serves on CAP committees • Leadership positions at Exact Sciences, Clinical Genomics, Quest, Genzyme and others
Darrell Taylor, JD SVP, CLO & CCO	• 20+ years of extensive legal expertise focusing on healthcare transactional, regulatory, and compliance matters • 15+ years on the provider side at LabCorp of America and other clinical and research laboratories • Formerly with global law firm DLA Piper and in-house at Abbott Labs, AbbVie, and Sorrento Therapeutics • The University of Texas Medical Branch and Notre Dame Law School
Michael Terry SVP, Corporate Development	• 25+ years commercial leadership experience in molecular diagnostics and med-tech companies • Former GE Healthcare executive, certified in Six Sigma • Recent experience in liquid biopsy field; EVP commercial operations at both Sequenom and Trovagene
David Karlander SVP, Commercial Operations	• 25+ years of industry experience including extensive oncology experience • Record of success in building and managing major diagnostics brands • Former executive sales and marketing positions at Exact Sciences and Novartis' Genoptix Medical Lab

32 | © 2022 Biocept, Inc.

Biocept™
Completing the Answer™

Board of Visionaries & Scientific Influencers

Board of Directors

- **Samuel D. Riccitelli**
  Chair, Interim President & CEO
- **Marsha A. Chandler, PhD**
  Director, Chair of Nominating and Governance Committee
- **Bruce E. Gerhardt, CPA**
  Director, Chair of Compensation Committee
- **Antonino Morales, CPA**
  Director, Interim CFO
- **Ivor Royston, MD**
  Director, Chair of Science and Technology Committee
- **Linda Rubinstein**
  Director
- **M. Faye Wilson, CPA, MBA**
  Lead Independent Director, Chair of Audit Committee

Lead Clinical Advisors

- **David Berz, MD, PhD**
  Beverly Hills Cancer Center
  Chief Medical Officer – Valkyrie Pharmaceuticals
  Beverly Hills, California
- **Santosh Kesari, MD, PhD**
  Chair, Dept. of Translational Neuro-oncology and Neurotherapeutics, John Wayne Cancer Institute,
  Santa Monica, California
- **Priya Kumthekar, MD**
  Associate Professor of Neurology (Neuro Oncology) and Medicine (Hematology and Oncology)
  Northwestern Medicine
  Feinberg School of Medicine
  Chicago, IL

33 | © 2022 Biocept, Inc.

Biocept™
Completing the Answer™

Corporate Priorities

1. Position Biocept as leader in emerging category of neurological tumor diagnostics
2. Establish CNSide as standard of care for diagnosis, identifying potential treatments and monitoring for CNS involvement
3. Initiate FORESEE clinical validity & utility study leading to guideline inclusion – 1st patient enrolled in 3Q’22
4. Facilitate metastatic brain cancer therapy development by establishing revenue-generating biopharma company partnerships
5. Initiate company-sponsored investigator studies to support clinical validation and expanded use – 1st study initiated by 2022-year end
6. Develop additional strategic commercial and technology partnerships to accelerate neurological diagnostic offerings
7. Publish CNSide clinical study results in respected, peer-reviewed journals
8. Establish MolDx reimbursement commensurate with findings from published clinical studies

34 | © 2022 Biocept, Inc.

TM Investment Highlights Ø Commercializing CNSide assay to test for cancer involvement in CNS; initial U.S. market opportunity of Dedicated to improving $1.2B outcomes for patients with advanced cancer. Ø Expanding CNSide usage among neuro-oncologist KOLs Ø Pursuing CNSide standard of care status to support broader adoption and higher reimbursement Ø Targeting collaborations with biopharma partners using CNSide assay to support therapeutics clinical trials Ø Serving the community and supporting our cash position with COVID-19 RT-PCR testing 35 | © 2022 Biocept, Inc.